Exhibit 10.27
FORM OF LETTER AGREEMENT FOR BERGGRUEN HOLDINGS EMPLOYEES
FREEDOM ACQUISITION HOLDINGS, INC.
______________, 2006
[BH Employee]
Dear Mr./Ms. _____________:
     This letter will confirm our agreement, that you will not present Freedom Acquisition Holdings, Inc. (the “Company”) with a potential business combination opportunity with a company (i) with which you have had any discussions, formal or otherwise, with respect to a business combination with another company prior to the consummation of the Company’s initial public offering or (ii) that is competitive (as defined below) with any portfolio company of Berggruen Holdings, until after you have presented the opportunity to such portfolio company and such portfolio company has determined not to proceed with that opportunity. A business combination opportunity will be considered “competitive” with a Berggruen Holdings portfolio company if the target company is engaged in the design, development, manufacture, distribution or sale of any products, or the provision of any services, which are the same as, or competitive with, the products or services which a Berggruen Holdings portfolio company designs, develops, manufactures, distributes or sells.

Very truly yours, FREEDOM ACQUISITION HOLDINGS, INC.
By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

By:
Name: